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Determination Date:         10-Dec-99
Remittance Date A-1         15-Dec-99
Remittance Date A-2         20-Dec-99
Month End Date:             30-Nov-99

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
(a)           Class A-1 Distribution Amount                                                             2,004,039.89
(b)           Class A-1 Distribution Principal                                                          1,635,990.18
                          Scheduled Payments of Principal                                146,853.63
                          Partial Prepayments                                            127,323.72
                          Scheduled Principal Balance Principal Prepayment in Full       984,183.09
                          Scheduled Principal Balance Liquidated Contracts               333,831.34
                          Scheduled Principal Balance Repurchases                         43,798.40

(c)           Class A-1 Interest Distribution                                                             368,049.71
              Class A-1 Interest Shortfall                                                                      0.00

(d)           Class A-1 Remaining Certificate Balance                                                  76,568,463.95


(e)           Class A-2 Distribution Amount                                                               497,777.78
(f)           Class A-2 Distribution Principal                                                                  0.00
                          Scheduled Payments of Principal                                      0.00
                          Partial Prepayments                                                  0.00
                          Scheduled Principal Balance Principal Prepayment in Full             0.00
                          Scheduled Principal Balance Liquidated Contracts                     0.00
                          Scheduled Principal Balance Repurchases                              0.00

(g)           Class A-2 Interest Distribution                                                             497,777.78
              Class A-2 Interest Shortfall                                                                      0.00

(h)           Class A-2 Remaining Certificate Balance                                                 100,000,000.00

(i)           Class A-1 Pass Through Rate                                                                  5.647500%
              Class A-2 Pass Through Rate                                                                  5.600000%
              Class A-2 Holdover Amount                                                                         0.00

(j)           Monthly Servicing Fee                                                                       148,503.71

(k)           Delinquency                                                  # of Contracts           Prin. Balance

                          a)  Loans 31 to 59 days delinquent                    79                     $3,296,457.69
                          b)  Loans 60 to 89 days delinquent                    31                      1,121,602.37
                          c)  Loans delinquent 90 or more days                  46                      2,082,649.61
                                                                           -------------            -----------------
                                                                               156                     $6,500,709.67
                                                                           =============            =================

(l)           Repurchased Contracts
              (l)         Repurchased Contracts                            Number                   Repurchase Price
                          (see attached schedule)  Total Repurchases                  1                   $43,798.40

(m)           Repossessions or Foreclosures                                Number                   Actual Balance

                                                   BOP Repossessions            48                     $1,958,743.62
                                                   Plus Repossessions           21                        787,027.62
                                                   this Month
                                                   Less Liquidations           (8)                      (343,193.17)
                                                                           -------------            -----------------
                                                   EOP Repossessions            61                     $2,402,578.07
                                                                           =============            =================

(n)           Enhancement Payment                                                                               0.00

(o)           Monthly Advance                                                                                   0.00
              Outstanding Amount Advanced                                                                       0.00

(p)           Deposit to Special Account/Distribution to Class R Certificateholders                       120,380.77

(q)           Amount Distributed to Class R Certificateholders                                                  0.00

(r)           Net Weighted Average Contract Rate                                                               8.89%

(s)           Number of Manufactured Homes currently held due to repossession                                     61
              Principal balance of Manufactured Homes currently held                                    2,402,578.07

(t)           Pool Principal Balance Percentage                                                           93.108445%


(u)           Aggregate Deficiency Amounts                                                                  1,130.07
              Servicer Deficiency Amounts received                                                            395.52

(v)           Additional Items


(w)           Class A-1 Net Funds Carryover Amount                                                              0.00
              Class A-2 Net Funds Carryover Amount                                                              0.00
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